Third Point Reinsurance Ltd.

Financial Supplement
March 31, 2016

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.

Basis of Presentation and Non-GAAP Financial Measures:

Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We refer to Third Point Reinsurance Investment Management Ltd. as the “Catastrophe Fund Manager,” Third Point Reinsurance Opportunities Fund Ltd. as the “Catastrophe Fund” and Third Point Re Cat Ltd. as the “Catastrophe Reinsurer.” We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.

In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:

This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) limited historical information about the Company; (ii) fluctuation in results of operations; (iii) more established competitors; (iv) losses exceeding reserves; (v) downgrades or withdrawal of ratings by rating agencies; (vi) dependence on key executives; (vii) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (viii) potential inability to pay dividends; (ix) inability to service the Company’s indebtedness; (x) limited cash flow and liquidity due to indebtedness; (xi) unavailability of capital in the future; (xii) fluctuations in market price of the Company’s common shares; (xiii) dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting; (xiv) suspension or revocation of reinsurance licenses; (xv) potentially being deemed an investment company under United States federal securities law; (xvi) potential characterization of Third Point Re and/or Third Point Reinsurance Company Ltd. as a passive foreign investment company; (xvii) future strategic transactions such as acquisitions, dispositions, merger or joint ventures; (xviii) dependence on Third Point LLC to implement the Company’s investment strategy; (xix) termination by Third Point LLC of the investment management agreements; (xx) risks associated with the Company’s investment strategy being greater than those faced by competitors; (xxi) increased regulation or scrutiny of alternative investment advisers affecting the Company’s reputation; (xxii) Third Point Reinsurance Ltd. potentially becoming subject to United States federal income taxation; (xxiii) potentially becoming subject to United States withholding and information reporting requirements under the Foreign Account Tax Compliance Act provisions; (xxiv) changes in Bermuda or other law regulation that may have an adverse impact on the Company's operations; and (xxv) other risks and factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended March 31, 2016 and 2015	Page 7
Property and Casualty Reinsurance Segment - by Quarter	Page 8
Catastrophe Risk Management Segment - by Quarter	Page 9
Corporate Function - by Quarter	Page 10
Gross Premiums Written by Lines of Business - by Quarter	Page 11

Investments
Investments Managed by Third Point LLC - by Quarter	Page 12
Investment Return by Investment Strategy - by Quarter	Page 13

Other
General and Administrative Expenses - by Quarter	Page 14
Book Value per Share and Diluted Book Value per Share - by Quarter	Page 15
Earnings (Loss) per Share - by Quarter	Page 16
Return on Beginning Shareholders’ Equity - by Quarter	Page 17

Third Point Reinsurance Ltd.
Key Performance Indicators
March 31, 2016 and 2015
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended
	March 31, 2016	March 31, 2015

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss(1)	$(6,623)	$(3,859)
Combined ratio(1)	104.9%	102.8%

Key investment return metrics:
Net investment income (loss)	$(40,110)	$64,918
Net investment return on investments managed by Third Point LLC	(2.0)%	3.0%

Key shareholders’ value creation metrics:
Book value per share(2) (3)	$12.76	$13.23
Diluted book value per share(2) (3)	$12.37	$12.85
Increase (decrease) in diluted book value per share(2)	(3.7)%	3.1%
Return on beginning shareholders’ equity(2)	(3.7)%	3.5%

(1)	Refer to accompanying “Segment Reporting - Three months ended March 31, 2016 and 2015” for a calculation of net underwriting loss and combined ratio.

(2)
Book value per share, diluted book value per share and return on beginning shareholders’ equity are non-GAAP financial measures. Refer to accompanying “Book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity.

(3)	Prior year comparative represents amounts as of December 31, 2015.

Third Point Reinsurance Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Assets
Equity securities, trading, at fair value	$1,483,076	$1,231,077	$1,289,840	$1,332,489	$1,239,988
Debt securities, trading, at fair value	1,185,102	1,034,247	737,039	801,725	736,243
Other investments, at fair value	49,965	51,920	52,882	72,699	61,466
Total investments in securities	2,718,143	2,317,244	2,079,761	2,206,913	2,037,697
Cash and cash equivalents	7,658	20,407	10,819	46,800	12,348
Restricted cash and cash equivalents	316,923	330,915	604,428	589,231	583,474
Due from brokers	424,205	326,971	303,597	263,440	228,793
Securities purchased under an agreement to sell	—	—	—	17,963	17,630
Derivative assets, at fair value	26,877	35,337	27,337	27,995	25,223
Interest and dividends receivable	14,092	10,687	10,030	5,508	5,902
Reinsurance balances receivable	326,066	294,313	314,693	291,226	250,154
Deferred acquisition costs, net	216,689	197,093	192,451	180,452	164,096
Unearned premiums ceded	94	187	808	1,226	—
Loss and loss adjustment expenses recoverable	1	125	184	184	408
Other assets	16,499	11,829	14,231	5,923	6,857
Total assets	$4,067,247	$3,545,108	$3,558,339	$3,636,861	$3,332,582
Liabilities and shareholders’ equity
Liabilities
Accounts payable and accrued expenses	$9,639	$11,966	$12,298	$12,356	$8,792
Reinsurance balances payable	30,733	24,119	34,833	32,662	53,798
Deposit liabilities	86,594	83,955	167,210	147,161	146,719
Unearned premium reserves	591,970	531,710	567,565	571,580	508,014
Loss and loss adjustment expense reserves	489,907	466,047	420,649	312,945	273,937
Securities sold, not yet purchased, at fair value	235,919	314,353	172,074	151,115	104,857
Securities sold under an agreement to repurchase	170,305	8,944	—	10,992	61,939
Due to brokers	960,703	574,962	695,019	681,280	465,558
Derivative liabilities, at fair value	28,524	15,392	22,495	19,139	17,020
Performance fee payable to related party	—	—	—	25,059	15,844
Interest and dividends payable	2,397	4,400	1,673	3,678	1,617
Senior notes payable, net of deferred costs	113,421	113,377	113,332	113,290	113,315
Total liabilities	2,720,112	2,149,225	2,207,148	2,081,257	1,771,410
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	10,621	10,548	10,548	10,526	10,517
Additional paid-in capital	1,083,168	1,080,591	1,078,327	1,073,369	1,069,617
Retained earnings	237,458	288,587	246,394	442,109	426,447
Shareholders’ equity attributable to shareholders	1,331,247	1,379,726	1,335,269	1,526,004	1,506,581
Non-controlling interests	15,888	16,157	15,922	29,600	54,591
Total shareholders’ equity	1,347,135	1,395,883	1,351,191	1,555,604	1,561,172
Total liabilities and shareholders’ equity	$4,067,247	$3,545,108	$3,558,339	$3,636,861	$3,332,582

Third Point Reinsurance Ltd.
Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended
	March 31, 2016	March 31, 2015
Revenues
Gross premiums written	$197,156	$213,334
Gross premiums ceded	—	(52)
Net premiums written	197,156	213,282
Change in net unearned premium reserves	(60,354)	(74,207)
Net premiums earned	136,802	139,075
Net investment income (loss)	(40,110)	64,918
Total revenues	96,692	203,993
Expenses
Loss and loss adjustment expenses incurred, net	84,676	81,746
Acquisition costs, net	51,687	54,657
General and administrative expenses	11,288	11,708
Other expenses	2,706	2,701
Interest expense	2,048	1,036
Foreign exchange gains	(2,386)	(193)
Total expenses	150,019	151,655
Income (loss) before income tax (expense) benefit	(53,327)	52,338
Income tax (expense) benefit	1,929	(1,305)
Income (loss) including non-controlling interests	(51,398)	51,033
(Income) loss attributable to non-controlling interests	269	(563)
Net income (loss)	$(51,129)	$50,470
Earnings (loss) per share
Basic	$(0.49)	$0.48
Diluted	$(0.49)	$0.47
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	104,257,874	103,753,065
Diluted	104,257,874	106,144,183

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenues
Gross premiums written	$197,156	$99,155	$205,583	$184,342	$213,334
Gross premiums ceded	—	(24)	(375)	(1,425)	(52)
Net premiums written	197,156	99,131	205,208	182,917	213,282
Change in net unearned premium reserves	(60,354)	35,235	3,597	(62,339)	(74,207)
Net premiums earned	136,802	134,366	208,805	120,578	139,075
Net investment income (loss)	(40,110)	61,553	(193,156)	38,611	64,918
Total revenues	96,692	195,919	15,649	159,189	203,993
Expenses
Loss and loss adjustment expenses incurred, net	84,676	98,855	158,537	76,053	81,746
Acquisition costs, net	51,687	38,552	50,509	47,498	54,657
General and administrative expenses	11,288	10,236	9,822	14,267	11,708
Other expenses	2,706	2,928	670	2,315	2,701
Interest expense	2,048	2,074	2,074	2,052	1,036
Foreign exchange (gains) losses	(2,386)	(2,396)	(746)	139	(193)
Total expenses	150,019	150,249	220,866	142,324	151,655
Income (loss) before income tax (expense) benefit	(53,327)	45,670	(205,217)	16,865	52,338
Income tax (expense) benefit	1,929	(2,863)	7,781	(708)	(1,305)
Income (loss) including non-controlling interests	(51,398)	42,807	(197,436)	16,157	51,033
(Income) loss attributable to non-controlling interests	269	(614)	1,721	(495)	(563)
Net income (loss)	$(51,129)	$42,193	$(195,715)	$15,662	$50,470
Earnings (loss) per share
Basic	$(0.49)	$0.40	$(1.88)	$0.15	$0.48
Diluted	$(0.49)	$0.39	$(1.88)	$0.15	$0.47
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	104,257,874	104,217,321	104,117,448	103,927,761	103,753,065
Diluted	104,257,874	106,635,451	104,117,448	106,696,874	106,144,183

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended March 31, 2016 and 2015
(expressed in thousands of U.S. dollars)

	Three months ended March 31, 2016				Three months ended March 31, 2015
	Property and Casualty Reinsurance	Catastrophe Risk Management(2)	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$197,156	$—	$—	$197,156	$213,383	$(49)	$—	$213,334
Gross premiums ceded	—	—	—	—	(52)	—	—	(52)
Net premiums written	197,156	—	—	197,156	213,331	(49)	—	213,282
Change in net unearned premium reserves	(60,354)	—	—	(60,354)	(74,214)	7	—	(74,207)
Net premiums earned	136,802	—	—	136,802	139,117	(42)	—	139,075
Expenses
Loss and loss adjustment expenses incurred, net	84,676	—	—	84,676	81,746	—	—	81,746
Acquisition costs, net	51,687	—	—	51,687	54,663	(6)	—	54,657
General and administrative expenses	7,062	—	4,226	11,288	6,567	233	4,908	11,708
Total expenses	143,425	—	4,226	147,651	142,976	227	4,908	148,111
Net underwriting loss	(6,623)	n/a	n/a	n/a	(3,859)	n/a	n/a	n/a
Net investment income (loss)	(8,261)	—	(31,849)	(40,110)	18,575	25	46,318	64,918
Other expenses	(2,706)	—	—	(2,706)	(2,701)	—	—	(2,701)
Interest expense	—	—	(2,048)	(2,048)	—	—	(1,036)	(1,036)
Foreign exchange gains	—	—	2,386	2,386	—	—	193	193
Income tax (expense) benefit	—	—	1,929	1,929	—	—	(1,305)	(1,305)
Segment income (loss) including non-controlling interests	(17,590)	—	(33,808)	(51,398)	12,015	(244)	39,262	51,033
Segment (income) loss attributable to non-controlling interests	—	—	269	269	—	80	(643)	(563)
Segment income (loss)	$(17,590)	$—	$(33,539)	$(51,129)	$12,015	$(164)	$38,619	$50,470

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	61.9%				58.8%
Acquisition cost ratio	37.8%				39.3%
Composite ratio	99.7%				98.1%
General and administrative expense ratio	5.2%				4.7%
Combined ratio	104.9%				102.8%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

(2)
As of December 31, 2015, all investments in the Catastrophe Fund had been redeemed. In February 2016, the Company completed the dissolution of the Catastrophe Fund and Catastrophe Reinsurer. As a result, there is no further activity in the Catastrophe Risk Management segment

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenues
Gross premiums written	$197,156	$99,155	$205,729	$184,191	$213,383
Gross premiums ceded	—	(24)	(375)	(1,425)	(52)
Net premiums written	197,156	99,131	205,354	182,766	213,331
Change in net unearned premium reserves	(60,354)	35,235	3,597	(62,384)	(74,214)
Net premiums earned	136,802	134,366	208,951	120,382	139,117
Expenses
Loss and loss adjustment expenses incurred, net	84,676	98,855	158,387	76,053	81,746
Acquisition costs, net	51,687	38,552	50,527	47,475	54,663
General and administrative expenses	7,062	6,134	5,872	6,242	6,567
Total expenses	143,425	143,541	214,786	129,770	142,976
Net underwriting loss	(6,623)	(9,175)	(5,835)	(9,388)	(3,859)
Net investment income (loss)	(8,261)	12,813	(51,988)	9,790	18,575
Other expenses	(2,706)	(2,928)	(670)	(2,315)	(2,701)
Segment income (loss)	$(17,590)	$710	$(58,493)	$(1,913)	$12,015

Underwriting ratios (1):
Loss ratio	61.9%	73.6%	75.8%	63.2%	58.8%
Acquisition cost ratio	37.8%	28.7%	24.2%	39.4%	39.3%
Composite ratio	99.7%	102.3%	100.0%	102.6%	98.1%
General and administrative expense ratio	5.2%	4.6%	2.8%	5.2%	4.7%
Combined ratio	104.9%	106.9%	102.8%	107.8%	102.8%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Catastrophe Risk Management Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenues
Gross premiums written	$—	$—	$(146)	$151	$(49)
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	(146)	151	(49)
Change in net unearned premium reserves	—	—	—	45	7
Net premiums earned	—	—	(146)	196	(42)
Expenses
Loss and loss adjustment expenses incurred, net	—	—	150	—	—
Acquisition costs, net	—	—	(18)	23	(6)
General and administrative expenses	—	(16)	32	198	233
Total expenses	—	(16)	164	221	227
Net investment income	—	—	1	43	25
Segment income (loss) including non-controlling interests	—	16	(309)	18	(244)
Segment income attributable to non-controlling interests	—	(54)	140	(64)	80
Segment income (loss)	$—	$(38)	$(169)	$(46)	$(164)

Note: As of December 31, 2015, all investments in the Catastrophe Fund had been redeemed. In February 2016, the Company completed the dissolution of the Catastrophe Fund and Catastrophe Reinsurer. As a result, there is no further activity in the Catastrophe Risk Management segment

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	4,226	4,118	3,918	7,827	4,908
Total expenses	4,226	4,118	3,918	7,827	4,908
Net investment income (loss)	(31,849)	48,740	(141,169)	28,778	46,318
Interest expense	(2,048)	(2,074)	(2,074)	(2,052)	(1,036)
Foreign exchange gains (losses)	2,386	2,396	746	(139)	193
Income tax (expense) benefit	1,929	(2,863)	7,781	(708)	(1,305)
Segment income (loss) including non-controlling interests	(33,808)	42,081	(138,634)	18,052	39,262
Segment (income) loss attributable to non-controlling interests	269	(560)	1,581	(431)	(643)
Segment income (loss)	$(33,539)	$41,521	$(137,053)	$17,621	$38,619

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Property	$(175)	$43,361	$21,863	$27,535	$21,456

Workers Compensation	1,240	(321)	14,769	44,357	5,729
Auto	10,137	7,395	91,565	73,666	(16,241)
General Liability	—	—	55,646	21,134	20,365
Professional Liability	—	(1,000)	—	10,000	—
Casualty	11,377	6,074	161,980	149,157	9,853

Agriculture	—	—	—	(1)	—
Credit & Financial lines	32,091	15,937	20,611	7,500	18,875
Multi-line	153,863	33,783	1,275	—	163,199
Specialty	185,954	49,720	21,886	7,499	182,074

Total property and casualty reinsurance segment	197,156	99,155	205,729	184,191	213,383
Catastrophe risk management	—	—	(146)	151	(49)
	$197,156	$99,155	$205,583	$184,342	$213,334

Third Point Reinsurance Ltd.
Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Assets
Total investments in securities	$2,691,431	$2,290,779	$2,053,777	$2,181,728	$2,032,653
Cash and cash equivalents	11	57	10	25,221	29
Restricted cash and cash equivalents	316,923	330,915	604,428	566,716	508,049
Due from brokers	424,205	326,971	303,597	263,440	228,793
Securities purchased under an agreement to sell	—	—	—	17,963	17,630
Derivative assets	26,877	35,337	27,337	27,995	25,223
Interest and dividends receivable	14,092	10,687	10,030	5,505	5,898
Total assets	$3,473,539	$2,994,746	$2,999,179	$3,088,568	$2,818,275
Liabilities and non-controlling interest
Accounts payable and accrued expenses	$1,102	$770	$714	$846	$506
Securities sold, not yet purchased	235,919	314,353	172,074	151,115	104,857
Securities sold under an agreement to repurchase	170,305	8,944	—	10,992	61,939
Due to brokers	960,703	574,962	695,019	681,280	465,558
Derivative liabilities	28,524	15,392	22,495	19,139	16,990
Performance fee payable to related party	—	—	—	25,059	15,844
Interest and dividends payable	1,363	1,345	647	657	602
Capital contributions received in advance	—	—	—	25,214	—
Non-controlling interest	15,888	16,157	15,597	16,317	15,885
Total liabilities and non-controlling interest	1,413,804	931,923	906,546	930,619	682,181
Total net investments managed by Third Point LLC	$2,059,735	$2,062,823	$2,092,633	$2,157,949	$2,136,094

Net investments - Capital	$1,504,321	$1,537,349	$1,491,118	$1,573,864	$1,566,798
Net investments - Float	555,414	525,474	601,515	584,085	569,296
Total net investments managed by Third Point LLC	$2,059,735	$2,062,823	$2,092,633	$2,157,949	$2,136,094

Third Point Reinsurance Ltd.
Investment Return by Investment Strategy - by Quarter

Summary of investment return on investments managed by Third Point LLC	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Long/short equities	(1.1)%	2.9%	(8.2)%	1.1%	1.0%
Asset-backed securities	(0.8)%	(0.2)%	0.4%	1.1%	1.8%
Corporate and sovereign credit	0.8%	0.3%	(1.0)%	(0.4)%	0.3%
Macro and other	(0.9)%	(0.2)%	0.1%	(0.1)%	(0.1)%
	(2.0)%	2.8%	(8.7)%	1.7%	3.0%

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Payroll and related	$5,001	$3,816	$3,500	$7,295	$4,663
Share compensation expenses	2,651	2,266	2,807	2,714	3,083
Legal and accounting	928	1,115	1,090	1,385	1,290
Travel and entertainment	676	722	649	789	985
Credit facility fees	553	391	466	519	431
IT related	457	888	366	347	366
Occupancy	262	209	182	205	150
Corporate insurance	247	229	222	276	295
Board of director and related	163	169	192	239	170
Other general and administrative expenses	350	431	348	498	275
	$11,288	$10,236	$9,822	$14,267	$11,708

Third Point Reinsurance Ltd.
Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Basic and diluted book value per share numerator:
Total shareholders’ equity	$1,347,135	$1,395,883	$1,351,191	$1,555,604	$1,561,172
Less: non-controlling interests	(15,888)	(16,157)	(15,922)	(29,600)	(54,591)
Shareholders’ equity attributable to shareholders	1,331,247	1,379,726	1,335,269	1,526,004	1,506,581
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	57,272	58,070	58,070	60,240	60,589
Fully diluted book value per share numerator:	$1,435,031	$1,484,308	$1,439,851	$1,632,756	$1,613,682
Basic and diluted book value per share denominator:
Issued and outstanding shares	104,336,577	104,256,745	104,217,321	104,000,321	103,890,670
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,708,559	5,788,391	5,788,391	6,005,391	6,040,275
Effect of dilutive restricted shares issued to employees	1,273,248	837,277	954,829	954,829	955,385
Diluted book value per share denominator:	115,969,547	115,533,576	115,611,704	115,611,704	115,537,493

Basic book value per share(1)	$12.76	$13.23	$12.81	$14.67	$14.50
Diluted book value per share(1)	$12.37	$12.85	$12.45	$14.12	$13.97

Increase (decrease) in diluted book value per share	(3.7)%	3.2%	(11.8)%	1.1%	3.1%

(1)
Book value per share and diluted book value per share are non-GAAP financial measures. Book value per share is calculated by dividing shareholders’ equity attributable to shareholders by the number of issued and outstanding shares at period end. Diluted book value per share is calculated by dividing shareholders’ equity attributable to shareholders and adjusted to include unvested restricted shares and the exercise of all in-the-money options and warrants. For unvested restricted shares with a performance condition, we include the unvested restricted shares that we consider vesting to be probable. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2016(1)	December 31, 2015	September 30, 2015(1)	June 30, 2015	March 31, 2015
Weighted-average number of common shares outstanding
Basic number of common shares outstanding	104,257,874	104,217,321	104,117,448	103,927,761	103,753,065
Dilutive effect of options	—	1,166,940	—	1,341,209	1,093,353
Dilutive effect of warrants	—	1,251,190	—	1,427,904	1,297,765
Diluted number of common shares outstanding	104,257,874	106,635,451	104,117,448	106,696,874	106,144,183

Basic earnings (loss) per common share:
Net income (loss)	$(51,129)	$42,193	$(195,715)	$15,662	$50,470
Income allocated to participating shares	—	(137)	—	(50)	(179)
Net income (loss) available to common shareholders	$(51,129)	$42,056	$(195,715)	$15,612	$50,291

Basic earnings (loss) per common share	$(0.49)	$0.40	$(1.88)	$0.15	$0.48

Diluted earnings (loss) per common share
Net income (loss)	$(51,129)	$42,193	$(195,715)	$15,662	$50,470
Income allocated to participating shares	—	(134)	—	(49)	(175)
Net income (loss) available to common shareholders	$(51,129)	$42,059	$(195,715)	$15,613	$50,295

Diluted earnings (loss) per common share	$(0.49)	$0.39	$(1.88)	$0.15	$0.47

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net income (loss)	$(51,129)	$42,193	$(195,715)	$15,662	$50,470
Shareholders’ equity attributable to shareholders - beginning of period	$1,379,726	$1,335,269	$1,526,004	$1,506,581	$1,451,913
Return on beginning shareholders’ equity	(3.7)%	3.2%	(12.8)%	1.0%	3.5%

(1)
Return on beginning shareholders’ equity as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity is calculated by dividing net income by the beginning of period shareholders’ equity attributable to shareholders.